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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 25, 2005
          -------------------------------------------------------------

                                ABLE ENERGY, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      001-15035                22-3520840
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


  198 GREEN POND ROAD, ROCKAWAY, NEW JERSEY                      07866
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)


                                 (973) 625-1012
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

At our Annual Meeting of Stockholders held on May 25, 2005 (the "Annual Meeting"), our Board of Directors proposed that the stockholders approve our 2005 Incentive Stock Plan (the "Plan"), which was unanimously adopted by the Board on April 5, 2005. The Plan was adopted by the stockholders at the Annual Meeting.

It is anticipated that our directors and officers will be accepting compensation under the Plan.

The following description of the Plan is only a summary of the important provisions of the Plan and does not contain all of the terms and conditions thereof. Such description is qualified in its entirety by the entire Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

ADMINISTRATION.   The Plan will be administered by the Board of Directors
(provided however, that the Board may delegate such administration to the Compensation Committee or such other committee that is designated by the Board to administer the Plan).

Subject to the express terms and conditions of the Plan, the Board of Directors will have full power to make Awards (as defined below), to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the Plan, the Board of Directors may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations will be final and binding.

ELIGIBILITY.   Persons eligible for Awards under the Plan will be limited to directors, executives and selected employees and consultants of the Company and our subsidiaries. The Board of Directors will select who will receive Awards and the amount and nature of such Awards.

GRANT.   The Board of Directors may, at its discretion, award any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem to a recipient (the "Awards"). The Awards will be issued pursuant to an agreement between the company and the awardee. Each recipient of an Award will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares. A form of Incentive Stock Option Agreement, Employee Nonstatutory Stock Option Agreement, Nonstatutory Stock Option Agreement, Consultant Nonstatutory Stock Option Agreement, Stock Award Agreement and Restricted Stock Purchase Agreement is attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

If the recipient of an Award ceases to be a director, executive or selected employee or consultant for any reason, then the Award may be subject to forfeiture, as provided in the particular agreement, unless such forfeiture is waived by the Board of Directors when it, in its discretion, determines that such waiver is in our best interests.

In the event of a participant's retirement, permanent disability or death, or in cases of special circumstances, the Board of Directors may waive any or all of the remaining restrictions and limitations imposed under the Plan with respect to any Awards.

AVAILABILITY UNDER THE PLAN.   The maximum number of shares of Common Stock with
respect to which Awards may be granted directly by options, stock awards or restricted stock purchase offers is 1,000,000 shares; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event, including, without limitation, a business combination.

Shares shall consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Awards that are cancelled, forfeited, terminated or expired will again be available for grants and issuance under the Plan.

RECAPITALIZATION AND CHANGE OF CONTROL.   In the event that our outstanding
shares of Common Stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, business combination, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the Plan and the number and/or the purchase price of shares subject to outstanding Awards under the Plan may be adjusted at the sole discretion of the Board of Directors to the extent that the Board of Directors determines to be appropriate, provided, however, that the number of shares subject to any Awards will always be a whole number.

TERMINATION AND AMENDMENT OF THE PLAN.   The Plan will expire on May 3, 2015,
but the Board of Directors may terminate the Plan at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the Plan will not alter or impair, without the consent of the awardee, any of the rights or obligations of any Award made thereunder.

The Board may from time to time alter, amend, suspend or discontinue the Plan. However, no such action of the Board may alter the provisions of the Plan so as to alter any outstanding Awards to the detriment of the awardee or participant without such participant's or awardee's consent, and no amendment to the Plan may be made without stockholder approval if such amendment would materially

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increase the benefits to the awardees or the participants in the Plan, materially increase the number of shares issuable under the Plan, extend the terms of the Plan or the period during which Awards may be granted or exercised or materially modify requirements as to eligibility to participate in the Plan.

RESTRICTIONS ON TRANSFERABILITY.   The securities may not be sold, exchanged,
transferred, pledged, hypothecated, or otherwise disposed of until such time as any stated restrictions lapse. The Board of Directors, in its absolute discretion, may impose such restrictions on the transferability of the Awards granted in the Plan as it deems appropriate. Any such restrictions shall be set forth in the agreement with respect to such Awards and may be referred to on the certificates evidencing shares or other instruments issued pursuant to any such Award. Shares of restricted stock and other securities will be evidenced by a certificate or other instrument that bears a restrictive legend.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is furnished with this report:

     Exhibit No.         Description
     -----------         -----------

     4.1                 2005 Incentive Stock Plan

     10.1                Incentive Stock Option Agreement

     10.2                Employee Nonstatutory Stock Option Agreement

     10.3                Nonstatutory Stock Option Agreement

     10.4                Consultant Nonstatutory Stock Option Agreement

     10.5                Stock Award Agreement

     10.6                Restricted Stock Purchase Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ABLE ENERGY, INC.


                                        BY:    /s/ Christopher P. Westad
                                               -------------------------
                                        Name:  Christopher P. Westad
                                        Title: President and Interim Chief
                                               Executive Officer

Date: June 1, 2005